Exhibit 99.1

      |
      |
      |
      | Cosi, Inc. (Nasdaq: COSI)

                                    William D. Forrest, Executive Chairman

                                    Kevin Armstrong, President & CEO

                                    William Koziel, Chief Financial Officer

[COSI LOGO]                                                                    1

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Safe Harbor Concerning Forward Looking Statements
-------------------------------------------------

Matters discussed in this presentation that relate to events or developments which are expected to occur in the future, including any discussion, expressed or implied, of anticipated growth, new store openings, operating results or earnings constitute forward-looking statements. Forward-looking statements are based on management's beliefs, assumptions and expectations of our future economic performance, taking into account the information currently available to management. These statements are not statements of historical fact. Forward-looking statements involve risks and uncertainties that may cause our actual results, performance or financial condition to differ materially from the expectations of future results, performance or financial condition we express or imply in any forward-looking statements. Factors that could contribute to these differences include, but are not limited to:

-     the cost of our principal food products;
-     labor shortages or increased labor costs;
-     changes in consumer preferences and demographic trends;
- increasing competition in the fast casual dining segment of the restaurant industry;
-     expansion into new markets;
- our ability to effectively manage our business with a reduced general and administrative staff;
-     our ability to generate increased revenue from our existing restaurants;
-     the rate of our internal growth;
- our ability to incorporate a franchising and area development model into our strategy;
- the availability and cost of additional financing both to fund our existing operations and to grow and open new restaurants Our ability to generate positive cash flow from operations
-     fluctuations in our quarterly results;
-     increased government regulation;
-     supply and delivery shortages or interruptions;
-     market saturation due to new restaurant openings;
-     inadequate protection of our intellectual property;
- adverse weather conditions which impact customer traffic at our restaurants; and
-     adverse economic conditions.

The words "believe," "may," "will," "should," "anticipate," "estimate," "expect," "intend," "objective," "seek," "plan," "strive" or similar words, or the negatives of these words, identify forward-looking statements. We qualify any forward-looking statements entirely by these cautionary factors.

[COSI LOGO]                                                                    2

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Cosi - We represent "Simply Good Taste" in a restaurant concept
---------------------------------------------------------------

Strong concept and brand capitalizing on the Premium Convenience trend

o     Cosi is a premium convenience restaurant

o Our distinctive menu offerings -sandwiches, salads, pizzas, bagels -feature Cosi Bread, an authentic hearth-baked crackly crust flatbread

o Cosi provides guests a relaxing, urbane atmosphere that reflects taste and style in a modern, contemporary environment

o Currently operate 95 units in 17 states and Washington, D.C.; brought in revenues of $110.6 million in 2004

o     Average check per transaction: $8.46 = an "affordable luxury"

[GRAPHICS OMITTED]

[COSI LOGO]                                                                    3

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Ready for Growth
----------------

An Overview of Cosi Today

o     Strong brand

      -     15 consecutive quarters of comparable sales growth
      - 6.4% comparable sales growth in Q2'05 and maintaining a strong two year comparable sales growth pattern
      -     7.8% comparable sales growth YTD Q2'05

o     Strong concept

      -     LTM Q2'05 AUV of $1.3 million(1)
      -     18.6% unit level cash flow margin(1)
      -     28.5% cash-on-cash return(1)

o     New generation restaurant design

      -     AUV of approximately $1.6 million(2)
      -     26.0% restaurant cash flow margin(2)
      -     62.0% cash-on-cash return(2)

            (1)   Comparable units only
            (2) Forecasted 12 months results based on a combination of new generation company-owned and franchise units in urban and suburban locations

[COSI LOGO]                                                                    4

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Experienced Management Team
---------------------------

      Since 2003, Cosi has assembled a new, highly capable management team with extensive restaurant company experience

      Senior Management              Previous Experience
      -----------------              -------------------
      William D. Forrest             o    Headed the Restructuring Group at
        Executive Chairman                Gleacher & Co.

                                     o    CEO of Fine Host Corporation

      Kevin Armstrong                o    20+ years of restaurant experience
        President & CEO              o    Long John Silver's, Subway, PepsiCo
                                          and Burger King

      William Koziel                 o    15+ years of executive financial
        Chief Financial Officer           experience
                                     o    Galyan's Trading Company, Homelife
                                          Furniture, Evans

      Corporate Team Improvements    Operational Team Improvements

      o    New Legal Staff           o    Gilbert Melott, EVP - Operations &
                                          People

      o    New Financial Staff       o    Paul Seidman, VP - Food & Beverage

      o    New Marketing Staff       o    Larry Bader, VP - Franchise Sales

      o    New IT Staff              o    4 New District Managers, 3 New
                                          Regional Vice Presidents

[COSI LOGO]                                                                    5

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Our Premium Convenience Market Opportunity
------------------------------------------

o     Consumers are dining out more frequently

      -     Busier lifestyles - limited time to prepare food
      -     Less expensive to eat out vs. dine at home

o     Customers seek both convenience and quality

      -     Convenience drives 75% of restaurant meal decisions
      - Consumers are willing to "trade up" - pay more for quality, taste and setting

o     Sandwich and salad capture 60% of market

      - Panera is only premium sandwich and salad concept with national footprint
      -     Clear opportunity for another player to service national demand

[COSI LOGO]                                                                    6

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Our Guests
----------

Cosi Customer - Large, Attractive Demographic

    Customer Characteristics                       Premium Convenience
    ------------------------                       -------------------

o     Desire for fast and                      o     Innovative,
      convenient service                             made-to-order food

o     Higher disposable income    -------->    o     Sophisticated flavors

o     More sophisticated food                  o     Convenient limited or
      preferences                                    self- service format

                                               o     Upscale decor

                                               o     Average check of $6 - $9

                         Adults 18 - 34 without children
                        Upscale suburbanites of all ages
                            Metro elites of all ages
                         ------------------------------
                              40 Million Households
                         ------------------------------
                        Top 25 markets > 1,400 Cosi units
                        Top 75 markets > 1,900 Cosi units

[COSI LOGO]                                                                    7

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What We Offer Our Guests
------------------------

Menu

o     Differentiated menu and product offerings

      -     Signature Cosi bread baked in open hearth in front of customers
      - Fresh, high quality ingredients designed to appeal to sophisticated tastes
      -     Made-to-order

o     New items and LTOs keep offerings fresh

[GRAPHICS OMITTED]

[COSI LOGO]                                                                    8

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What We Offer Our Guests
------------------------

Restaurant Atmosphere: New Generation Restaurant

o     Relaxing, sophisticated atmosphere

      -     Welcoming and comfortable
      -     Sofas, chairs
      -     Music and lighting adjusted throughout the day

[GRAPHICS OMITTED]

[COSI LOGO]                                                                    9
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What We Offer Our Guests
------------------------

Service and Dining Experience

o     Our new generation restaurant design enhances experience

      - Won 2005 "Superior Achievement in Design and Imaging" (SADI) Award from Retail Traffic
      - Combines efficient counter service format with relaxing contemporary environment
      -     Order at point-of-sale
      - Runners deliver food to tables or to take-out waiting area, allowing guests to relax sooner
      -     Cost effective to open (approximately $660,000) and operate
      - Recent utilization studies show that during peak lunch period, average time from entering restaurant to receiving food is 4.5 minutes.
      -     Have achieved identical results in our Cosi Downtown model.
      - Have demonstrated throughput capacity of 320 transactions per hour during the peak lunch daypart.

[GRAPHICS OMITTED]

[COSI LOGO]                                                                   10

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Compelling Performance and Restaurant Economics
-----------------------------------------------

Restaurant Performance

                            Heritage             Heritage         New Generation
                        Cosi Downtown (1,2)     Cosi (1,2)           Cosi (3)
                        -------------------     ----------           --------
AUV                         $1,458,655          $1,625,074          $1,600,000


Restaurant Cash Flow $        $296,047            $344,261            $416,000


Restaurant Cash Flow %            20.3%               21.2%               26.0%


ROIC                              36.6%               37.2%               62.0%


As of the end of Q2 2005, Cosi's portfolio mix included 52 full Cosi units, 30 Cosi downtown units, 9 Federated units and 1 Xando coffee bar.

      (1)   12 months ended July 4, 2005 for all categories
      (2)   Aggregate of the top 75% AUV units
      (3) Forecasted 12 month results based on a combination of new generation Company-owned and franchise units in urban and suburban locations.

[COSI LOGO]                                                                   11

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Strategy and Infrastructure for Growth
--------------------------------------

Growth Infrastructure

o     Three part strategy based on new generation restaurant design

      -     Company-owned

      -     Franchise

      -     Strategic alliance

o New management team that combines casual dining culinary talents with QSR cost control focus; all executive positions staffed

o     Fully staffed support center in Deerfield, IL

      -     Restaurant development         -     Franchise support

      -     Strategic alliances            -     Human resources management

      -     Marketing                      -     Food and beverage purchasing

      -     Information technology

[COSI LOGO]                                                                   12

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Strategy and Infrastructure for Growth
--------------------------------------

Growth Methodology

o     Geographic Priorities

      -     Current NE, Mid-Atlantic and Chicago markets
      -     Pacific Northwest

o     Asset Flexibility

      -     Cosi Downtown and Cosi
      -     Cosi Pronto
      -     Leased, not owned
      -     Multiple site profiles

o     Regional Development Centers

      -     Represent "critical mass" of approximately five Company-owned units
      -     Provide support to area developers and franchisees

[COSI LOGO]                                                                   13

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Strategy and Infrastructure for Growth
--------------------------------------

Potential for 1,900 Cosi restaurants in top 75 markets

                                     [CHART]

                            Corner
                            Bakery       Cosi       Panera
                            ------       ----       ------
Current Units                  84          95          773
Growth Opportunity            416       1,805        2,227
                            -----       -----        -----
Total                         500       1,900        3,000
                            =====       =====        =====

             Source: Wall Street research and Cosi market research.



[COSI LOGO]                                                                   14

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Strategy and Infrastructure for Growth
--------------------------------------

Projected 5-Year Restaurant Development Goals(1) (excluding Federated)

                                                           Projected
                         2005 (2)       2006-2009 (2)   5-Year Total (2)
                         --------       -------------   ----------------
Company-Owned
  Restaurants               11                90               101

Franchised
  Restaurants               10               374               384

Total New Restaurant
  Development               21               464               485


      (1) Subject to existing restaurants continuing to meet management's expectations. See Slide 1 for additional information regarding forward-looking statements.

      (2) Projections are approximate and there can be no assurance that these goals can be achieved

[COSI LOGO]                                                                   15

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Compelling Performance and Restaurant Economics
-----------------------------------------------

Financial Highlights

                          12 Months Ended         13 Weeks Ended
                          ---------------         --------------

(US $ in Millions)      6-28-04     7-04-05     6-28-04     7-04-05
                        -------     -------     -------     -------

Restaurant
Revenues                 $106.6      $114.5       $29.0       $30.6

% Growth                                7.4%                    5.5%

Restaurant
Cash Flow                 $12.9       $19.4        $4.9        $6.4

% Margin (1)               12.1%       17.0%       16.9%       21.0%


      (1) Restaurant cash flow as a % of restaurant revenue (not including franchise revenue)

[COSI LOGO]                                                                   16

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Compelling Performance and Restaurant Economics
-----------------------------------------------

                                               Quarter     Margin             Improvement
                  (US $ in millions)            Ended     Excluding          from Quarter
                                               7-04-05   Franchise (1)       Ended 6-28-04
                                               -------   -------------       -------------

                  Sales                         $30.6                      5.5 pp sales growth

  Q2 2005         Franchise Revenue                .1
 Operating
  Results =       COGS                            7.4       24.2%       .7 pp margin improvement

  Strong          Gross Profit                   23.3       76.1%         6.4 pp margin growth
Improvement
                  Total Labor Expenses           10.0       32.7%       1.3 pp margin improvement

                  Manager Controllables           1.8        5.9%       0.6 pp margin improvement

                  Support Controllables           0.7        2.3%       0.0 pp margin improvement

                  Controllable Contribution      10.8       35.2%

                  Fixed Costs                     4.4       14.4%       1.5 pp margin improvement

                  Restaurant Cash Flow           $6.4       21.0%       4.1 pp margin improvement

      (1) Amounts are calculated as a % of Sales; percentages may not foot due to rounding



[COSI LOGO]                                                                   17

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Reconciliation of Non-GAAP Measures to Net Income
-------------------------------------------------

                                   Quarter Ended
(US $ in millions)                    7-04-05
                                      -------

Sales                                  $30.6
Franchise Revenue                         .1
COGS                                    -7.4
Total Operating Expenses (1)           -16.9
                                       -----
Restaurant Cash Flow                     6.4
General and Administrative Expenses     -4.9
Stock Compensation Expense              -1.1
Depreciation and Amortization           -1.8
Pre-opening Expenses                     -.1
Impairment Loss                          -.1
                                       -----
Operating Loss                          -1.6
Other Expenses (net)                     -.3
                                       -----
Net Loss                               -$1.9
                                       -----


      (1)   Total Operating Expenses includes the following:

            Total Labor Expenses    -10.0
            Manager Controllables    -1.8
            Support Controllables    -0.7
            Fixed Costs              -4.4

[COSI LOGO]                                                                   18
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Strategy and Infrastructure for Growth
--------------------------------------

Cosi Target Model

                      12 Months
                     Ended 7-4-05         3 - 5 Year Target
                     ------------         -----------------

Company Restaurant
Cash Flow Margin %       17.0%              21.0% - 23.0%

G&A as
a % of Revenues (1)      19.6%               9.0% - 11.0%

Pretax Income as
a % of Revenues (1)     (13.2%)             17.0% - 20.0%


      (1) Revenues include company restaurant sales, franchise fees and royalties


[COSI LOGO]                                                                   19

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Summary
-------

o     Revitalized operations ready for growth

o     Attractive premium convenience market opportunity

o     Distinct concept and positioning

o     Compelling performance and restaurant economics

o     Strategy and infrastructure for growth

[GRPAHICS OMITTED]

[COSI LOGO]                                                                   20